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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549






                                    FORM 8-K
                                 CURRENT REPORT






     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934






       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) - DECEMBER 5, 2003







                                  ALLETE, Inc.


                             A Minnesota Corporation
                           Commission File No. 1-3548
                   IRS Employer Identification No. 41-0418150
                             30 West Superior Street
                          Duluth, Minnesota 55802-2093
                           Telephone - (218) 279-5000

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ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE

Reference is made to the 2002 Form 10-K of ALLETE,  Inc. (ALLETE) for background
information  on  the  following  update.   Unless  otherwise  indicated,   cited
references are to ALLETE's 2002 Form 10-K.

Ref. Page 19. - Ninth Paragraph
Ref. Page 40. - Third Full Paragraph
Ref. Form 8-K dated March 7, 2003 and filed March 10, 2003
Ref. Form 8-K dated and filed March 14, 2003
Ref. Form 10-Q for the quarter ended March 31, 2003, Page 16. - Last Paragraph Ref. Form 8-K dated and filed July 24, 2003
Ref. Form 10-Q for the quarter  ended  June 30, 2003, Page 21. - Second  through
     Fourth Paragraphs
Ref. Form 8-K dated and filed August 20, 2003
Ref. Form 8-K dated and filed August 27, 2003
Ref. Form 8-K dated and filed September 4, 2003
Ref. Form 8-K dated and filed September 15, 2003
Ref. Form 8-K dated and filed October 15, 2003
Ref. Form 8-K dated and filed October 30, 2003
Ref. Form 8-K dated and filed October 31, 2003
Ref. Form 8-K dated and filed November 6, 2003
Ref. Form 10-Q for the quarter  ended September 30, 2003, Page 25. - Second  and
     Third Paragraphs and Page 31. - Fourth and Fifth Paragraphs
Ref. Form 8-K dated and filed November 13, 2003
Ref. Form 8-K dated and filed November 21, 2003

On December 5, 2003 Florida Water Services Corporation (Florida Water), a wholly owned subsidiary of ALLETE, closed on the sale of its water and wastewater systems serving the counties of Lee and Citrus in Florida. The systems were sold to a local governmental authority for approximately $51 million. With these sales closed, ALLETE has substantially completed the sale of its Water Services businesses.

ALLETE has been in the process of selling its Water Services businesses, which are comprised primarily of Florida Water and Heater Utilities, Inc. (Heater), another wholly owned subsidiary of ALLETE. All of the previously announced water services transactions have been closed, with the exception of Charlotte County, Florida, which is scheduled to close in December 2003, and Heater, which is scheduled to close in 2004 after regulatory approvals are obtained. Pursuant to a stock purchase agreement, Heater will be sold for $48 million, including the buyer assuming approximately $28 million in debt. The Charlotte County water and wastewater system is expected to be sold for approximately $4 million.

Total sale proceeds from all announced transactions are expected to be approximately $490 million, representing an after-tax gain of approximately $90 million. The associated net cash proceeds after transaction costs, retirement of most water services debt and payment of income taxes are approximately $300 million and are being used to retire debt and securities at ALLETE.



                                   __________

READERS ARE CAUTIONED THAT FORWARD-LOOKING STATEMENTS INCLUDING THOSE CONTAINED ABOVE, SHOULD BE READ IN CONJUNCTION WITH OUR DISCLOSURES UNDER THE HEADING:
"SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995" LOCATED ON PAGE 2 OF THIS FORM 8-K.

                     ALLETE Form 8-K dated December 5, 2003                    1

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                              SAFE HARBOR STATEMENT
           UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

In  connection  with  the  safe  harbor  provisions  of the  Private  Securities
Litigation Reform Act of 1995, ALLETE is hereby filing cautionary statements identifying important factors that could cause ALLETE's actual results to differ materially from those projected in forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) made by or on behalf of ALLETE in this Form 8-K, in presentations, in response to questions or otherwise. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, through the use of words or phrases such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "projects," "will likely result," "will continue" or similar expressions) are not statements of historical facts and may be forward-looking.

Forward-looking statements involve estimates, assumptions, risks and uncertainties and are qualified in their entirety by reference to, and are accompanied by, the following important factors, which are difficult to predict, contain uncertainties, are beyond the control of ALLETE and may cause actual results or outcomes to differ materially from those contained in forward-looking statements:

   - our ability to successfully implement our strategic objectives, including the completion and impact of the proposed spin-off of our Automotive Services business and the sale of our Water Services businesses;
   -    war and acts of terrorism;
   - prevailing governmental policies and regulatory actions, including those of the United States Congress, state legislatures, the Federal Energy Regulatory Commission, the Minnesota Public Utilities Commission, the Florida Public Service Commission, the North Carolina Utilities Commission, the Public Service Commission of Wisconsin, and various county regulators, about allowed rates of return, financings, industry and rate structure, acquisition and disposal of assets and facilities, operation and construction of plant facilities, recovery of purchased power and capital investments, and present or prospective wholesale and retail competition (including but not limited to transmission costs) as well as general vehicle-related laws, including vehicle brokerage and auction laws;
   - unanticipated impacts of restructuring initiatives in the electric industry;
   -    economic and geographic factors, including political and economic risks;
   - changes in and compliance with environmental and safety laws and policies;
   -    weather conditions;
   -    natural disasters;
   -    market factors affecting supply and demand for used vehicles;
   -    wholesale power market conditions;
   -    population growth rates and demographic patterns;
   - the effects of competition, including the competition for retail and wholesale customers, as well as suppliers and purchasers of vehicles;
   -    pricing and transportation of commodities;
   -    changes in tax rates or policies or in rates of inflation;
   -    unanticipated project delays or changes in project costs;
   -    unanticipated changes in operating expenses and capital expenditures;
   -    capital market conditions;
   -    competition for economic expansion or development opportunities;
   -    ALLETE's ability to manage expansion and integrate acquisitions; and
   - the outcome of legal and administrative proceedings (whether civil or criminal) and settlements that affect the business and profitability of ALLETE.

Any forward-looking statement speaks only as of the date on which that statement is made, and ALLETE undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which that statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time and it is not possible for management to predict all of those factors, nor can it assess the impact of each of those factors on the businesses of ALLETE or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement.

2                    ALLETE Form 8-K dated December 5, 2003
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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                                       ALLETE, Inc.





December 5, 2003                                     James K. Vizanko
                                         ---------------------------------------
                                                     James K. Vizanko
                                         Vice President, Chief Financial Officer
                                                      and Treasurer




                     ALLETE Form 8-K dated December 5, 2003                    3